SUPPLEMENT DATED MAY 6, 1999

                   To the Prospectus of
                  The Rightime Fund, Inc.
                        relating to

               THE RIGHTIME BLUE CHIP FUND

The following information amends and supplements the "Year by Year Total Returns" section on page 5 of the Prospectus relating to The Rightime Blue Chip Fund.

The bar chart on page 5 lists the annual returns of The
Rightime Blue Chip Fund over the last ten years and the Fund's returns during its best and worst quarters. As it currently appears, the Prospectus states that the Fund experienced its worst quarter during the third quarter of 1998, having a return during that period of -14.45%. That information is incorrect. The Rightime Blue Chip Fund experienced its worst quarter during the third quarter of 1988, not 1998, and the actual return during the quarter was -2.90% rather then -14.45%.

Please keep in mind that The Rightime Blue Chip's past performance is not necessarily an indication of the Fund's future performance and that the returns mentioned here do not reflect the impact of any applicable sales charges.
If sales charges were reflected, returns would be less than those shown.